Exhibit 99.1

DONNELLEY FINANCIAL REPORTS THIRD-QUARTER 2017 RESULTS

Chicago, November 2, 2017 – Donnelley Financial Solutions (NYSE: DFIN) today reported financial results for the third quarter 2017.

Highlights:

•	Third-quarter net sales of $222.6 million declined 0.8% from the third quarter of 2016
•	Third-quarter GAAP net earnings of $5.3 million, or $0.16 per diluted share, compared to GAAP net earnings in the third quarter of 2016 of $10.2 million, or $0.31 per diluted share
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Third-quarter 2016 does not include interest expense associated with the debt incurred in connection with the spin-off from RR Donnelley, which was $10.6 million in the third quarter of 2017, or approximately $0.19 per diluted share(1)

•	Third-quarter non-GAAP net earnings(2) of $6.9 million, or $0.20 per diluted share, compared to non-GAAP net earnings in the third quarter of 2016 of $11.3 million, or $0.35 per diluted share
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Third-quarter 2016 does not include interest expense associated with the debt incurred in connection with the spin-off from RR Donnelley, which was $10.6 million in the third quarter of 2017, or approximately $0.19 per diluted share(1)

•	Non-GAAP adjusted EBITDA(2) in the quarter was $32.3 million, or 14.5% of net sales, compared to non-GAAP adjusted EBITDA in the third quarter of 2016 of $29.7 million, or 13.2% of net sales
•	Company updates full-year guidance
(1)

Earnings per share impact calculated using 40% tax rate and Q3 2017 weighted average number of diluted common shares outstanding of 33.8 million ($10.6 million x (1 - 40%) / 33.8 million shares = $0.19 per share)

(2)

Non-GAAP net earnings and non-GAAP adjusted EBITDA are non-GAAP measures that exclude the impact of items noted in the reconciliation in the attached schedules.  See the attached schedules for amounts and reconciliations to the most comparable GAAP measures.

“While softness in our U.S. capital markets transactions activity was partially offset by growth in our compliance and software-as-a-service offerings, third-quarter revenue was lower than our expectations.  Reflective of the cost actions that we implemented earlier in the year, our non-GAAP adjusted EBITDA grew by 9%, with margin improvement of 130 basis points, despite the year-over-year revenue decline and incremental standalone costs,” said Daniel N. Leib, Donnelley Financial’s President and Chief Executive Officer. “With one quarter left in 2017, we are revising our guidance for the full-year, reflecting our third-quarter performance as well as the outlook of market activity for the remainder of the year.  In our first four quarters following the spin-off, we have reduced our total debt by nearly $150 million, and we remain on track to end the year within our targeted leverage range of 2.25x to 2.75x.”

Net Sales

Net sales in the third quarter of 2017 were $222.6 million, a decrease of $1.8 million, or 0.8%, from the third quarter of 2016.  After adjusting for changes in foreign exchange rates, organic sales decreased 0.9% from the third quarter of 2016 driven primarily by lower capital markets transactions volume and lower healthcare print volume, partially offset by higher capital markets compliance volume, higher mutual funds volume and growth in our software-as-a-service offerings.

GAAP Earnings

Third-quarter 2017 net earnings were $5.3 million, or $0.16 per diluted share, compared to net earnings of $10.2 million, or $0.31 per diluted share, in the third quarter of 2016.  Third-quarter 2016 net earnings do not include interest expense associated with the debt incurred in connection with the spin-off from RR Donnelley, which was $10.6 million in the third quarter of 2017, or approximately $0.19 per diluted share(1).  The third-quarter net earnings included after-tax charges of $1.6 million and $1.1 million in 2017 and 2016, respectively, all of which are excluded from the presentation of non-GAAP net earnings.  Additional details regarding the amount and nature of these and other items are included in the attached schedules.

(1)

Earnings per share impact calculated using 40% tax rate and Q3 2017 weighted average number of diluted common shares outstanding of 33.8 million ($10.6 million x (1 - 40%) / 33.8 million shares = $0.19 per share)

Non-GAAP Earnings

Non-GAAP adjusted EBITDA in the third quarter of 2017 was $32.3 million, compared to $29.7 million in the third quarter of 2016.  Non-GAAP adjusted EBITDA margin in the third quarter of 2017 was 14.5%, 130 basis points higher than in the third quarter of 2016.  The increase in non-GAAP adjusted EBITDA and non-GAAP adjusted EBITDA margin was primarily driven by cost reduction actions, which were partially offset by lower capital markets transactions volume and higher costs driven by the separation from RR Donnelley.

Non-GAAP net earnings totaled $6.9 million, or $0.20 per diluted share, in the third quarter of 2017 compared to $11.3 million, or $0.35 per diluted share, in the third quarter of 2016.  Third-quarter 2016 non-GAAP net earnings do not include interest expense associated with the debt incurred in connection with the spin-off from RR Donnelley, which was $10.6 million in the third quarter of 2017, or approximately $0.19 per diluted share(1).  Reconciliations of net earnings to non-GAAP adjusted EBITDA and non-GAAP net earnings are presented in the attached schedules.

(1)

Earnings per share impact calculated using 40% tax rate and Q3 2017 weighted average number of diluted common shares outstanding of 33.8 million ($10.6 million x (1 - 40%) / 33.8 million shares = $0.19 per share)

Dis-synergies and Allocation of Costs in Historical Carve-out Accounting

As previously communicated, the Company recognized approximately $13.3 million of incremental costs in 2017 compared to 2016, related to dis-synergies and ongoing costs in excess of historical allocations.  Of the $13.3 million, approximately $5.0 million was recognized in the first quarter, $3.0 million in the second quarter and $5.3 million in the third quarter of 2017.

2017 Guidance

The Company updates its full-year 2017 guidance:

	Current Guidance	Previous Guidance
Net sales	Approximately $1 billion, representing organic growth in the range of 2% to 3%	Approximately $1 billion, representing organic growth in the range of 3% to 5%
Non-GAAP adjusted EBITDA	Approximately $170 million	$175 to $180 million
Depreciation and amortization	Approximately $43 million	$40 to $45 million
Interest expense	Approximately $43 million	Approximately $43 million
Non-GAAP effective tax rate	40% to 42%	40% to 42%
Diluted share count	Approximately 33 million	Approximately 33 million
Capital expenditures	$30 to $35 million	$30 to $35 million
Free cash flow(1)	Approximately $50 million	$50 to $60 million
(1)	Defined as operating cash flow less capital expenditures

Certain components of the guidance given above are provided on a non-GAAP basis only, without providing a reconciliation to guidance provided on a GAAP basis.  Information is presented in this manner, consistent with SEC rules, because the preparation of such a reconciliation could not be accomplished without “unreasonable efforts.”  The Company does not have access to certain information that would be necessary to provide such a reconciliation, including non-recurring items that are not indicative of the Company’s ongoing operations.  Such items include, but are not limited to, restructuring charges, impairment charges, spinoff-related transaction expenses, pension settlement charges, acquisition-related expenses, gains or losses on investments and business disposals, losses on debt extinguishment and other similar gains or losses not reflective of the Company's ongoing operations.  The Company does not believe that this information is likely to be significant to an assessment of the Company’s ongoing operations, given that it is not an indicator of business performance.

Conference Call

Donnelley Financial will host a conference call and simultaneous webcast to discuss its third-quarter results today, Thursday, November 2, at 9:00 a.m. Eastern Time (8:00 a.m. Central Time).  The live webcast will be accessible on Donnelley Financial’s web site: www.dfsco.com.  Individuals wishing to participate must register in advance at http://www.meetme.net/DFIN.  After registering, participants will receive dial-in numbers, a passcode, and a personal identification number (PIN) that is used to uniquely identify their presence and automatically join them into the audio conference.  A webcast replay will be archived on the Company’s web site for 30 days after the call.  In addition, a telephonic replay of the call will be available for seven days at 630.652.3042, passcode 6391799#.

About Donnelley Financial

Donnelley Financial (NYSE: DFIN) provides software and services that enable clients to communicate with confidence in a complex regulatory environment. With 3,500 employees in 61 locations across 18 countries, we provide thousands of clients globally with innovative tools for content creation, management and distribution, as well as data analytics and multi-lingual localization services. Leveraging advanced technology, deep-domain expertise and 24/7 support, we deliver cost-effective solutions to meet the evolving needs of our clients.

For more information about Donnelley Financial, visit dfsco.com.

Investor Contact:

Sloan Bohlen

Solebury Communications Group

investors@dfsco.com

Use of non-GAAP Information

This news release contains certain non-GAAP measures, including non-GAAP SG&A, non-GAAP SG&A as % of total net sales, non-GAAP income from operations, non-GAAP operating margin, non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP effective tax rate, non-GAAP net earnings, non-GAAP diluted earnings per share, free cash flow and organic net sales.  The Company believes that these non-GAAP measures, when presented in conjunction with comparable GAAP measures, provide useful information about the Company’s operating results and liquidity and enhance the overall ability to assess the Company’s financial performance.  The Company uses these measures, together with other measures of performance under GAAP, to compare the relative performance of operations in planning, budgeting and reviewing the performance of its business.

Our non-GAAP statement of operations measures, non-GAAP SG&A, non-GAAP SG&A as % of total net sales, non-GAAP income from operations, non-GAAP operating margin, non-GAAP adjusted EBITDA, non-GAAP adjusted EBITDA margin, non-GAAP effective tax rate, non-GAAP net earnings and non-GAAP diluted earnings per share, are adjusted to exclude the impact of certain costs, expenses, gains and losses and other specified items that management believes are not indicative of our ongoing operations.  These adjusted measures exclude the impact of expenses associated with the Company’s acquisition activities, spin-off related expenses, share-based compensation and eliminate potential differences in results of operations between periods caused by factors such as depreciation and amortization methods, historic cost and age of assets, financing and capital structures, taxation positions or regimes, restructuring, impairment and other charges and gain or loss on certain equity investments and asset sales.

Free cash flow is a non-GAAP financial measure and is defined by the Company as net cash flow provided by operating activities less capital expenditures.  By adjusting for the level of capital investment in operations, the Company believes that free cash flow can provide useful additional basis for understanding the Company’s ability to generate cash after capital investment and provides a comparison to peers with differing capital intensity.

Organic net sales is a non-GAAP financial measure and is defined by the Company as reported net sales adjusted for the impact of changes in foreign exchange rates and acquired and disposed businesses.

These non-GAAP measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.  In addition, these measures are defined differently by different companies in our industry and, accordingly, such measures may not be comparable to similarly-titled measures of other companies.

Use of Forward-Looking Statements

This news release includes certain "forward-looking statements" within the meaning of, and subject to the safe harbor created by, Section 21E of the Securities Exchange Act of 1934, as amended, with respect to the business, strategy and plans of Donnelley Financial and its expectations relating to future financial condition and performance. Statements that are not historical facts, including statements about Donnelley Financial management’s beliefs and expectations, are forward-looking statements. Words such as "believes," "anticipates," "estimates," "expects," "intends," "aims," "potential," "will," "would," "could," "considered," "likely," "estimate" and variations of these words and similar future or conditional expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. While Donnelley Financial believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond Donnelley Financial’s control. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend upon future circumstances that may or may not occur. Actual results may differ materially from Donnelley Financial’s current expectations depending upon a number of factors affecting the business and risks associated with the performance of the business. These factors include such risks and uncertainties detailed in Donnelley Financial’s periodic public filings with the SEC, including but not limited to those discussed under "Risk Factors" in Donnelley Financial's Form 10-K for the fiscal year ended December 31, 2016, those discussed under “Cautionary Statement” in Donnelley Financial’s quarterly Form 10-Q filings, and in other investor communications of Donnelley Financial’s from time to time. Donnelley Financial does not undertake to and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect future events or circumstances after the date of such statement or to reflect the occurrence of anticipated or unanticipated events.

Donnelley Financial Solutions, Inc.

Condensed Consolidated Balance Sheets

As of September 30, 2017 and December 31, 2016

(UNAUDITED)

(in millions, except per share data)

	September 30, 2017	December 31, 2016
Assets
Cash and cash equivalents	$32.2	$36.2
Receivables, less allowances for doubtful accounts of $8.7 in 2017 (2016 - $6.4)	219.3	156.2
Receivables from R.R. Donnelley (1)	—	96.0
Inventories	23.6	24.1
Prepaid expenses and other current assets	15.1	17.1
Total Current Assets	290.2	329.6
Property, plant and equipment - net	34.7	35.5
Goodwill	447.5	446.4
Other intangible assets - net	44.2	54.3
Software-net	41.9	41.6
Deferred income taxes	36.6	37.0
Other noncurrent assets	38.6	34.5
Total Assets	$933.7	$978.9

Liabilities
Accounts payable	$74.4	$85.3
Accrued liabilities	110.1	100.7
Total Current Liabilities	184.5	186.0
Long-term debt	488.4	587.0
Deferred compensation liabilities	24.6	24.4
Pension and other postretirement benefits plan liabilities	51.4	56.4
Other noncurrent liabilities	11.2	14.0
Total Liabilities	760.1	867.8

Equity
Common stock, $0.01 par value
Authorized: 65.0 shares;
Issued: 33.8 shares in 2017 (2016 - 32.6 shares)	0.3	0.3
Treasury stock, at cost: less than 0.1 shares in 2017	(0.9)	—
Additional paid-in capital	204.3	179.9
Retained earnings (deficit)	32.6	(0.8)
Accumulated other comprehensive loss	(62.7)	(68.3)
Total Equity	173.6	111.1
Total Liabilities and Equity	$933.7	$978.9

(1) Beginning in the quarter ended September 30, 2017, R.R. Donnelley ("RRD") no longer qualified as a related party, therefore the amounts disclosed related to RRD are presented through June 30, 2017 only.

Donnelley Financial Solutions, Inc.

Condensed Consolidated and Combined Statements of Operations

For the Three and Nine Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended September 30,						For the Nine Months Ended September 30,
	2017 GAAP	ADJUSTMENTS TO NON-GAAP	2017 NON-GAAP	2016 GAAP	ADJUSTMENTS TO NON-GAAP	2016 NON-GAAP	2017 GAAP	ADJUSTMENTS TO NON-GAAP	2017 NON-GAAP	2016 GAAP	ADJUSTMENTS TO NON-GAAP	2016 NON-GAAP
Services net sales	$140.3	$—	$140.3	$139.4	$—	$139.4	$471.4	$—	$471.4	$454.1	$—	$454.1
Products net sales	82.3	—	82.3	85.0	—	85.0	308.7	—	308.7	308.4	—	308.4
Total net sales	222.6	—	222.6	224.4	—	224.4	780.1	—	780.1	762.5	—	762.5
Services cost of sales (1)	81.7	—	81.7	64.2	—	64.2	240.2	—	240.2	214.6	—	214.6
Services cost of sales with R.R. Donnelley affiliates (1), (3)	—	—	—	8.7	—	8.7	19.5	—	19.5	29.4	—	29.4
Products cost of sales (1)	58.9	—	58.9	62.0	—	62.0	190.7	—	190.7	179.9	—	179.9
Products cost of sales with R.R. Donnelley affiliates (1), (3)	—	—	—	11.5	—	11.5	32.3	—	32.3	48.6	—	48.6
Total cost of sales (1)	140.6	—	140.6	146.4	—	146.4	482.7	—	482.7	472.5	—	472.5
Selling, general and administrative expenses (SG&A) (1)	54.0	(4.3)	49.7	48.5	(0.2)	48.3	171.2	(15.0)	156.2	156.8	(1.2)	155.6
Restructuring, impairment and other charges - net	(0.6)	0.6	—	1.7	(1.7)	—	6.4	(6.4)	—	3.6	(3.6)	—
Depreciation and amortization	10.6	—	10.6	9.8	—	9.8	31.7	—	31.7	30.1	—	30.1
Income from operations	18.0	3.7	21.7	18.0	1.9	19.9	88.1	21.4	109.5	99.5	4.8	104.3
Interest expense (income)-net	10.6	—	10.6	(0.1)	—	(0.1)	32.7	—	32.7	0.3	—	0.3
Earnings before income taxes	7.4	3.7	11.1	18.1	1.9	20.0	55.4	21.4	76.8	99.2	4.8	104.0
Income tax expense	2.1	2.1	4.2	7.9	0.8	8.7	22.0	9.1	31.1	39.3	1.9	41.2
Net earnings	$5.3	$1.6	$6.9	$10.2	$1.1	$11.3	$33.4	$12.3	$45.7	$59.9	$2.9	$62.8
Net earnings per share:
Basic net earnings per share	$0.16		$0.21	$0.31		$0.35	$1.01		$1.38	$1.85		$1.94
Diluted net earnings per share	$0.16		$0.20	$0.31		$0.35	$1.01		$1.38	$1.85		$1.94
Weighted average number of common shares outstanding (2):
Basic	33.6		33.6	32.4		32.4	33.0		33.0	32.4		32.4
Diluted	33.8		33.8	32.4		32.4	33.2		33.2	32.4		32.4
Additional information:
Gross margin (1)	36.8%		36.8%	34.8%		34.8%	38.1%		38.1%	38.0%		38.0%
SG&A as a % of total net sales (1)	24.3%		22.3%	21.6%		21.5%	21.9%		20.0%	20.6%		20.4%
Operating margin	8.1%		9.7%	8.0%		8.9%	11.3%		14.0%	13.0%		13.7%
Effective tax rate	28.4%		37.8%	43.6%		43.5%	39.7%		40.5%	39.6%		39.6%

(1)	Exclusive of depreciation and amortization
(2)

For periods prior to the Separation, basic and diluted earnings per share were calculated using the number of shares distributed and retained by RRD, totaling 32.4 million. The same number of shares was used to calculate basic and diluted earnings per share since there were no Donnelley Financial equity awards outstanding prior to the spin-off.

(3)	Beginning in the quarter ended September 30, 2017, RRD no longer qualified as a related party, therefore the amounts disclosed related to RRD are presented through June 30, 2017 only.

The Company believes that certain non-GAAP measures, when presented in conjunction with comparable GAAP measures, are useful because that information is an appropriate measure for evaluating the Company’s operating performance.  Internally, the Company uses this non-GAAP information as an indicator of business performance, and evaluates management’s effectiveness with specific reference to this indicator. These measures should be considered in addition to, not a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.

Donnelley Financial Solutions, Inc.

Reconciliation of GAAP to Non-GAAP Measures

For the Three and Nine Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions, except per share data)

	For the Three Months Ended September 30, 2017					For the Nine Months Ended September 30, 2017
	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share
GAAP basis measures	$54.0	$18.0	8.1%	$5.3	$0.16	$171.2	$88.1	11.3%	$33.4	$1.01
Non-GAAP adjustments:
Restructuring, impairment and other charges - net	—	(0.6)	(0.3%)	(0.4)	(0.01)	—	6.4	0.8%	3.9	0.12
Spin-off related transaction expenses	(2.6)	2.6	1.2%	1.2	0.04	(9.8)	9.8	1.2%	5.5	0.16
Share-based compensation expense	(1.7)	1.7	0.7%	0.8	0.01	(5.2)	5.2	0.7%	2.9	0.09
Total Non-GAAP adjustments	(4.3)	3.7	1.6%	1.6	0.04	(15.0)	21.4	2.7%	12.3	0.37
Non-GAAP measures	$49.7	$21.7	9.7%	$6.9	$0.20	$156.2	$109.5	14.0%	$45.7	$1.38

	For the Three Months Ended September 30, 2016					For the Nine Months Ended September 30, 2016
	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share (1)	SG&A	Income from operations	Operating margin	Net earnings	Net earnings per diluted share (1)
GAAP basis measures	$48.5	$18.0	8.0%	$10.2	$0.31	$156.8	$99.5	13.0%	$59.9	$1.85
Non-GAAP adjustments:
Restructuring, impairment and other charges - net	—	1.7	0.8%	1.0	0.04	—	3.6	0.5%	2.2	0.07
Share-based compensation expense	(0.2)	0.2	0.1%	0.1	—	(1.2)	1.2	0.2%	0.7	0.02
Total Non-GAAP adjustments	(0.2)	1.9	0.9%	1.1	0.04	(1.2)	4.8	0.7%	2.9	0.09
Non-GAAP measures	$48.3	$19.9	8.9%	$11.3	$0.35	$155.6	$104.3	13.7%	$62.8	$1.94

(1)

For periods prior to the Separation, basic and diluted earnings per share were calculated using the number of shares distributed and retained by RRD, totaling 32.4 million. The same number of shares was used to calculate basic and diluted earnings per share since there were no Donnelley Financial equity awards outstanding prior to the spin-off.

Donnelley Financial Solutions, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Three Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions)

	U.S.	International	Corporate	Consolidated
For the Three Months Ended September 30, 2017
Net sales	$186.1	$36.5	$—	$222.6
Income (loss) from operations	22.4	1.5	(5.9)	18.0
Operating margin %	12.0%	4.1%	nm	8.1%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	(0.8)	0.1	0.1	(0.6)
Spin-off related transaction expenses	2.2	—	0.4	2.6
Share-based compensation expense	—	—	1.7	1.7
Total Non-GAAP adjustments	1.4	0.1	2.2	3.7

Non-GAAP income (loss) from operations	$23.8	$1.6	$(3.7)	$21.7
Non-GAAP operating margin %	12.8%	4.4%	nm	9.7%

Depreciation and amortization	9.2	1.4	—	10.6
Non-GAAP Adjusted EBITDA	$33.0	$3.0	$(3.7)	$32.3
Non-GAAP Adjusted EBITDA margin	17.7%	8.2%	nm	14.5%

For the Three Months Ended September 30, 2016
Net sales	$192.3	$32.1	$—	$224.4
Income (loss) from operations	18.7	1.1	(1.8)	18.0
Operating margin %	9.7%	3.4%	nm	8.0%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	1.4	0.3	—	1.7
Share-based compensation expense	—	—	0.2	0.2
Total Non-GAAP adjustments	1.4	0.3	0.2	1.9

Non-GAAP income (loss) from operations	$20.1	$1.4	$(1.6)	$19.9
Non-GAAP operating margin %	10.5%	4.4%	nm	8.9%

Depreciation and amortization	8.5	1.1	0.2	9.8
Non-GAAP Adjusted EBITDA	$28.6	$2.5	$(1.4)	$29.7
Non-GAAP Adjusted EBITDA margin	14.9%	7.8%	nm	13.2%

Donnelley Financial Solutions, Inc.

Segment GAAP to Non-GAAP Operating Income and Non-GAAP Adjusted EBITDA and Margin Reconciliation

For the Nine Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions)

	U.S.	International	Corporate	Consolidated
For the Nine Months Ended September 30, 2017
Net sales	$658.2	$121.9	$—	$780.1
Income (loss) from operations	107.5	7.6	(27.0)	88.1
Operating margin %	16.3%	6.2%	nm	11.3%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	4.4	1.3	0.7	6.4
Spin-off related transaction expenses	4.0	—	5.8	9.8
Share-based compensation expense	—	—	5.2	5.2
Total Non-GAAP adjustments	8.4	1.3	11.7	21.4

Non-GAAP income (loss) from operations	$115.9	$8.9	$(15.3)	$109.5
Non-GAAP operating margin %	17.6%	7.3%	nm	14.0%

Depreciation and amortization	27.5	4.2	—	31.7
Non-GAAP Adjusted EBITDA	$143.4	$13.1	$(15.3)	$141.2
Non-GAAP Adjusted EBITDA margin	21.8%	10.7%	nm	18.1%

For the Nine Months Ended September 30, 2016
Net sales	$662.4	$100.1	$—	$762.5
Income (loss) from operations	100.0	7.2	(7.7)	99.5
Operating margin %	15.1%	7.2%	nm	13.0%

Non-GAAP Adjustments
Restructuring, impairment and other charges - net	3.1	0.5	—	3.6
Share-based compensation expense	—	—	1.2	1.2
Total Non-GAAP adjustments	3.1	0.5	1.2	4.8

Non-GAAP income (loss) from operations	$103.1	$7.7	$(6.5)	$104.3
Non-GAAP operating margin %	15.6%	7.7%	nm	13.7%

Depreciation and amortization	26.2	3.2	0.7	30.1
Non-GAAP Adjusted EBITDA	$129.3	$10.9	$(5.8)	$134.4
Non-GAAP Adjusted EBITDA margin	19.5%	10.9%	nm	17.6%

Donnelley Financial Solutions, Inc.

Condensed Consolidated and Combined Statements of Cash Flows

For the Nine Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions)

	For the Nine Months Ended September 30,
	2017	2016
Net earnings	$33.4	$59.9
Adjustments to reconcile net earnings to net cash provided by operating activities:
Impairment charges	0.2	—
Depreciation and amortization	31.7	30.1
Provision for doubtful accounts receivable	4.3	1.7
Share-based compensation	5.2	1.2
Deferred income taxes	(2.7)	(1.0)
Changes in uncertain tax positions	(0.2)	-
Net pension and other postretirement benefits plan income	(2.5)	(0.4)
Other	1.7	0.7
Changes in operating assets and liabilities - net of acquisitions:
Accounts receivable - net	(36.6)	(54.6)
Inventories	0.6	(2.9)
Prepaid expenses and other current assets	(2.0)	(6.3)
Accounts payable	(11.7)	17.9
Income taxes payable and receivable	3.7	(0.6)
Accrued liabilities and other	10.3	12.2
Pension and other postretirement benefits plan contribution	(1.7)	(1.1)
Net cash provided by operating activities	$33.7	$56.8

Capital expenditures	(20.0)	(14.0)
Purchases of investments	(3.4)	(3.5)
Other investing activities	0.3	0.5
Net cash used in investing activities	$(23.1)	$(17.0)

Revolving facility borrowings	230.0	—
Payments on revolving facility borrowings	(230.0)	—
Payments on long-term debt	(100.0)	—
Debt issuance costs	(1.5)	(9.3)
Separation-related payment from R.R. Donnelley	68.0	—
Proceeds from issuance of common stock	18.8	—
Proceeds from issuance of long-term debt	—	348.2
Net change in short-term debt	—	(8.8)
Net transfers to Parent and affiliates	—	(336.2)
Treasury stock repurchases	(0.9)	—
Other financing activities	0.4	—
Net cash used in financing activities	$(15.2)	$(6.1)
Effect of exchange rate on cash and cash equivalents	0.6	4.2
Net (decrease) increase in cash and cash equivalents	(4.0)	37.9
Cash and cash equivalents at beginning of year	36.2	15.1
Cash and cash equivalents at end of period	$32.2	$53.0

Additional Information:
	2017	2016
For the Nine Months Ended September 30:
Net cash provided by operating activities	$33.7	$56.8
Less: capital expenditures	20.0	14.0
Free cash flow	$13.7	$42.8

	2017	2016
For the Six Months Ended June 30:
Net cash used in operating activities	$(39.4)	$(33.6)
Less: capital expenditures	12.0	12.3
Free cash flow	$(51.4)	$(45.9)

	2017	2016
For the Three Months Ended September 30:
Net cash provided by operating activities	$73.1	$90.4
Less: capital expenditures	8.0	1.7
Free cash flow	$65.1	$88.7

Donnelley Financial Solutions, Inc.

Reconciliation of Reported to Organic Net Sales

For the Three and Nine Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions)

	For the Three Months Ended	For the Nine Months Ended
	Reported net sales	Reported net sales
September 30, 2017
Capital Markets	$93.8	$349.8
Investment Markets	81.7	276.0
Language Solutions and other	10.6	32.4
U.S.	186.1	658.2
International	36.5	121.9
Consolidated	$222.6	$780.1

September 30, 2016
Capital Markets	$98.4	$369.5
Investment Markets	84.1	263.7
Language Solutions and other	9.8	29.2
U.S.	192.3	662.4
International	32.1	100.1
Consolidated	$224.4	$762.5

Net sales change
Capital Markets	(4.7%)	(5.3%)
Investment Markets	(2.9%)	4.7%
Language Solutions and other	8.2%	11.0%
U.S.	(3.2%)	(0.6%)
International	13.7%	21.8%
Consolidated	(0.8%)	2.3%

Supplementary non-GAAP information:

Year-over-year impact of changes in foreign exchange (FX) rates
U.S.	—%	—%
International	0.9%	(3.4%)
Consolidated	0.1%	(0.5%)

Net organic sales change (1)
U.S.	(3.2%)	(0.6%)
International	12.8%	25.2%
Consolidated	(0.9%)	2.8%

(1)	Adjusted for the impact of changes in FX rates

Donnelley Financial Solutions, Inc.

Reconciliation of GAAP Net Earnings (Loss) to Non-GAAP Adjusted EBITDA

For the Three and Twelve Months Ended September 30, 2017 and 2016

(UNAUDITED)

(in millions)

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2017	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016
GAAP net earnings (loss)	$32.6	$5.3	$18.8	$9.3	$(0.8)

Adjustments
Income tax expense (benefit)	17.9	2.1	13.1	6.8	(4.1)
Interest expense net	44.1	10.6	11.0	11.1	11.4
Depreciation and amortization	44.9	10.6	10.9	10.2	13.2
Restructuring, impairment and other charges-net	8.2	(0.6)	3.2	3.8	1.8
Share-based compensation expense	6.5	1.7	2.4	1.1	1.3
Spin-off related transaction expenses	14.7	2.6	4.5	2.7	4.9
Total Non-GAAP adjustments	136.3	27.0	45.1	35.7	28.5

Non-GAAP adjusted EBITDA	$168.9	$32.3	$63.9	$45.0	$27.7

Net sales	$1,001.1	$222.6	$290.2	$267.3	$221.0
Non-GAAP adjusted EBITDA margin %	16.9%	14.5%	22.0%	16.8%	12.5%

	For the Twelve Months Ended	For the Three Months Ended
	September 30, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
GAAP net earnings	$83.1	$10.2	$36.3	$13.4	$23.2

Adjustments
Income tax expense	54.1	7.9	22.6	8.8	14.8
Interest expense (income)-net	0.5	(0.1)	0.1	0.3	0.2
Investment and other income-net	(0.1)	—	—	—	(0.1)
Depreciation and amortization	39.8	9.8	10.8	9.5	9.7
Restructuring, impairment and other charges-net	4.7	1.7	1.3	0.6	1.1
Share-based compensation expense	1.5	0.2	0.7	0.3	0.3
Total Non-GAAP adjustments	100.5	19.5	35.5	19.5	26.0

Non-GAAP adjusted EBITDA	$183.6	$29.7	$71.8	$32.9	$49.2

Net sales	$1,001.1	$224.4	$298.0	$240.1	$238.6
Non-GAAP adjusted EBITDA margin %	18.3%	13.2%	24.1%	13.7%	20.6%

Donnelley Financial Solutions, Inc.

Debt and Liquidity Summary

As of September 30, 2017 and 2016 and December 31, 2016

(UNAUDITED)

(in millions)

Total Liquidity	September 30, 2017		December 31, 2016		September 30, 2016
Availability
Stated amount of the Revolving Facility	$300.0		$300.0		$300.0
Less: availability reduction from covenants	39.0		145.4		—
Amount available under the Revolving Facility (1)	261.0		154.6		300.0

Usage
Borrowings under the Revolving Facility (1)	—		—		—
Impact on availability related to outstanding letters of credit	—		0.9		—
	—		0.9		—

Availability under the Revolving Facility	261.0		153.7		300.0

Cash (2)	32.2		36.2		53.0

Net Available Liquidity	$293.2		$189.9		$353.0

Short-term debt	$—		$—		$17.1
Long-term debt	488.4		587.0		619.4
Total debt	$488.4		$587.0		$636.5

Non-GAAP adjusted EBITDA for the twelve months ended September 30, 2017 and 2016, and the year ended December 31, 2016	$168.9		$162.1		$183.6

Non-GAAP Gross Leverage (defined as total debt divided by non-GAAP adjusted EBITDA)	2.9	x	3.6	x	3.5	x

(1)

On September 30, 2016, the Company entered into a $300.0 million senior secured revolving credit facility (the “Revolving Facility”).  The Revolving Facility is subject to a number of covenants, including a minimum Interest Coverage Ratio and a maximum Leverage Ratio, both as defined and calculated in the Credit Agreement.  There were no outstanding borrowings under the Revolving Facility as of September 30, 2017.  Based on the Company’s results of operations for the twelve months ended September 30, 2017 and existing debt, the Company would have had the ability to utilize $261.0 million of the $300.0 million Revolving Facility and not have been in violation of the terms of the agreement.

(2)

Approximately 33% of cash as of September 30, 2017, 46% of cash as of December 31, 2016 and 48% of cash as of September 30, 2016 was located outside of the U.S.  Certain cash balances of foreign subsidiaries may be subject to U.S. or local country taxes if repatriated to the U.S. In addition, repatriation of some foreign cash balances is further restricted by local laws.